UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2008

LAMPERD LESS LETHAL INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50011
(Commission File Number)

98-0358040
(IRS Employer Identification No.)

1200 Michener Road, Sarnia, Ontario, Canada N7S 4B1
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (519) 344-4445

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in the Registrant’s Certifying Accountant

(a)

On July 28, 2008, (the “Company”) received notice of the merger of Danziger Hocham Partners LLP (“Danziger”), the company independent registered public accountants, with MSCM LLP, (“MSCM”), to be effective August 1, 2008.

The report of Danziger on the financial statements of the Company for the fiscal year ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’ year ended December 31, 2007 and during the period from the end of the most recently completed fiscal year through October 14, 2008, date on which the Company’s Audit Committee approved the engagement of MSCM and Danziger ceasing being the Company’s auditors, there were no disagreements between the Company and Danziger on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Danziger, would have caused Danziger to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. Danziger did not advise the Company of any of the matters specified in item 304(a)(1)(v) of Regulation S-K.

(b) Engagement of Independent Accountant.

During the Company’s fiscal year ended December 31, 2007 and the subsequent period through to date, the Company had no consultations’ with MSCM regarding (a) the application of accounting principles to a specified transaction, wither completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; (b) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(v) of Regulation S-K., or (c) any matter that was the subject of reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Danziger with a copy of the above disclosures as required by Item 304(a)(1)(v) of Regulation S-K. in conjunction with the filing of the Form 8-K. The Company has requested that Danziger deliver to it a letter addressed to the Securities and Exchange Commission stating whether Danziger agrees with the disclosures made by the Company in response to Item 304(a)(1)(v) of Regulation S-K. and if not, stating the respects in which it does not agree, Danziger’s letter is filed as Exhibit 16 here to and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

16.1	Letter from Danziger Hocham Partners regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMPERD LESS LETHAL INC.

/s/ Barry Lamperd
Barry Lamperd
President

Date: October 15, 2008